SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 13, 2001

SUPERCONDUCTOR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events.
SIGNATURES
Exhibit Index
Exhibit 99

Item 5. Other Events.

     On December 13, 2001, STI issued a press release announcing the receipt of a major purchase commitment for 1,000 Superfilter® Systems from a major wireless carrier. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC

Date: December 13, 2001	By:	/s/ Martin S. McDermut

Martin S. McDermut Vice President, Finance and Administration, Chief Financial Officer

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Exhibit Index

No.	Document

99	Press Release of Superconductor Technologies Inc. dated December 13, 2001.

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